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                                                                   EXHIBIT 10.53


                          COPYRIGHT SECURITY AGREEMENT


            WHEREAS, Dove Entertainment, Inc., a California corporation ("Borrower"), and each Subsidiary of Borrower whose name appears at the foot hereof (collectively the "Grantors") now own or hold and may hereafter acquire or hold certain copyrights and rights under copyright with respect to certain movies-of-the-week, television programs, films, videotapes or other programs produced for television release or for release in any other medium, shown on network, free and cable, pay and/or other television medium (including, without limitation, first-run syndication), certain written works, books and other published material, and sound recordings and audiobooks, in each case whether recorded on film, videotape, cassette, cartridge, disc, audio cassette or on or by any other means, method, process or device whether now owned or hereafter developed, including, without limitation, those United States copyright registrations listed on Schedule 1 hereto (the "Product") as such Schedule may be amended from time to time by the addition of copyrights subsequently arising or acquired;

            WHEREAS, pursuant to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of November 4, 1997, (as the same may be amended, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, the Corporate Guarantors named therein and The Chase Manhattan Bank (the "Lender"), the Lender has agreed to make loans to the Borrower;

            WHEREAS, pursuant to the terms of the Credit Agreement, the Grantors granted to the Lender a security interest in all of the personal property of the Grantors including all right, title and interest of the Grantors in, to and under any copyright or copyright license whether now existing or hereafter arising or acquired, and all proceeds thereof to secure the payment of the Obligations (as such term is defined in the Credit Agreement);

            NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Grantors do, as security for the Obligations, hereby grant to the Lender a continuing security interest in all the Grantors' right, title and interest in and to each and every item of Product, the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of such Grantors, including with respect to each and every item of Product and without limiting the foregoing language, each and all of the following particular rights and properties (to the extent they are owned or hereafter created or acquired by Grantors):


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            (i)   all scenarios, screenplays and/or scripts at every stage
      thereof;

            (ii) all common law and/or statutory copyright and other rights in all literary and other properties (hereinafter called "said literary properties") which form the basis of each item of Product and/or which are and/or will be incorporated into each item of Product, all component parts of each item of Product consisting of said literary properties, all rights in and to the story, all treatments of said story and said literary properties, together with all preliminary and final screenplays used and to be used in connection with the item of Product, and all other literary material upon which the item of Product is based or from which it is adapted;

            (iii) all rights in and to all music and musical compositions used and to be used in each item of Product, including, each without limitation, all rights to record, rerecord, produce, reproduce or synchronize all of said music and musical compositions in and in connection therewith;

            (iv) without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature relating to such item of Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to such item of Product (collectively, the "Physical Materials");

            (v) all collateral, allied, subsidiary and merchandising rights appurtenant or related to each item of Product including, without limitation, the following rights: all rights to produce remakes or sequels or prequels to each item of Product based upon each item of Product, said literary properties or the theme of each item of Product and/or the text or any part of said literary properties; all rights throughout the world to broadcast, transmit and/or reproduce by means of television (including commercially sponsored, sustaining and subscription or "pay" television) or by any process analogous thereto, now known or hereafter devised, each item of Product or any remake or sequel or prequel to the item of Product; all rights to produce primarily for television or similar use a motion picture or series of motion pictures, by use of film or any other recording device or medium now known or hereafter devised, based upon each item of Product, said literary properties or any part thereof, including, without limitation, based upon any script, scenario or the like used in each item of Product; all merchandising rights including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tieups of any kind arising out of or connected with said literary properties, each item of Product, the title or titles of each item of Product, the characters of each item


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      of Product or said literary properties and/or the names or characteristics of said characters and including further, without limitation, any and all commercial exploitation in connection with or related to each item of Product, any remake or sequel thereof and/or said literary properties;

            (vi) all statutory copyrights, domestic and foreign, obtained or to be obtained on items of Product, together with any and all copyrights obtained or to be obtained in connection with each item of Product or any underlying or component elements of each item of Product, including, in each case without limitation, all copyrights on the property described in subparagraphs (i) through (v) inclusive, of this paragraph, together with the right to copyright (and all rights to renew or extend such copyrights) and the right to sue in the name of any of the Grantors' names for past, present and future infringements of copyright;

            (vii) all insurance policies and completion bonds connected with each item of Product and all proceeds which may be derived therefrom;

            (viii) all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account each item of Product, the Physical Materials and rights in and to said story, other literary material upon which each item of Product is based or from which it is adapted, and said music and musical compositions used or to be used in each item of Product;

            (ix) any and all sums, proceeds, money, products, profits or increases, including money profits or increases (as those terms are used in the New York Uniform Commercial Code (the "UCC") or otherwise) or other property obtained or to be obtained from the distribution, exhibition, sale or other uses or dispositions of each item of Product or any part of each item of Product, including, without limitation, all proceeds, profits, products and increases, whether in money or otherwise, from the sale, rental or licensing of each item of Product and/or any of the elements of each item of Product including from collateral, allied, subsidiary and merchandising rights;

            (x) the dramatic, nondramatic, stage, television, radio and publishing rights, title and interest in and to each item of Product, and the right to obtain copyrights and renewals of copyrights therein;

            (xi) the name or title of each item of Product and all rights of such Grantor to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition and/or the rules and principles of any other applicable statutes, common law, or other rule or principle of law;

            (xii) any and all contract rights and/or chattel paper which may arise in connection with each item of Product;


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            (xiii) all accounts and/or other rights to payment which such
      Grantor presently owns or which may arise in favor of such Grantor in the future, including, without limitation, any refund under a completion guaranty, all accounts and/or rights to payment due from exhibitors in connection with the distribution of each item of Product, and from exploitation of any and all of the collateral, allied, subsidiary, merchandising and other rights in connection with each item of Product;

            (xiv) any and all "general intangibles" (as that term is defined in the UCC) not elsewhere included in this definition, including, without limitation, any and all general intangibles consisting of any right to payment which may arise in the distribution or exploitation of any of the rights set out herein, and any and all general intangible rights in favor of such Grantor for services or other performances by any third parties, including actors, writers, directors, individual producers and/or any and all other performing or nonperforming artists in any way connected with each item of Product, any and all general intangible rights in favor of such Grantor relating to licenses of sound or other equipment, licenses for any photograph or photographic process, and all general intangibles related to the distribution or exploitation of each item of Product including general intangibles related to or which grow out of the exhibition of each item of Product and the exploitation of any and all other rights in each item of Product set out in this definition;

            (xv) any and all goods, including inventory (as that term is defined in the UCC), which may arise in connection with the creation, production or delivery of each item of Product and which goods pursuant to any production or distribution agreement or otherwise are owned by such Grantor;

            (xvi) all and each of the rights, regardless of denomination, which arise in connection with the creation, production, completion of production, delivery, distribution, or other exploitation of each item of Product, including, without limitation, any and all rights in favor of such Grantor, the ownership or control of which are or may become necessary or desirable, in the opinion of the Lender, in order to complete production of each item of Product in the event that the Agent exercises any rights it may have to take over and complete production of each item of Product;

            (xvii) any and all documents issued by any pledgeholder or bailee with respect to the item of Product, or any Physical Materials (whether or not in completed form) with respect thereto;

            (xviii)any and all production accounts or other bank accounts established by such Grantor with respect to such item of Product;

            (xix) any and all rights of such Grantor under contracts relating to the production or acquisition of each item of Product; and


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            (xx)  any and all rights of such Grantor under any agreement entered into by such Grantor pursuant to which such Grantor has sold, leased, licensed or assigned distribution rights or other exploitation rights to any item of Product to an unaffiliated person;

(all of the foregoing items or types of property, whether presently existing or hereafter arising or acquired, shall be referred to herein collectively as the "Collateral").

            Each of the Grantors agrees that if any person, firm, corporation or other entity shall do or perform any acts which the Lender believes constitute a copyright infringement of the photoplay or of any of the literary, dramatic or musical material contained in the Product, or constitute a plagiarism, or violate or infringe any right of any Grantor or the Lender therein or if any person, firm, corporation or other entity shall do or perform any acts which the Lender believes constitute an unauthorized or unlawful distribution, exhibition, or use thereof, then and in any such event, upon 30 days' prior written notice to such Grantor, while an Event of Default under the Credit Agreement is continuing, the Lender may and shall have the right to take such steps and institute such suits or proceedings as the Lender may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. The Lender may take such steps or institute such suits or proceedings in its own name or in the name of such Grantor or in the names of the parties jointly. The Lender hereby agrees to give the applicable Grantor notice of any steps taken, or any suits or proceedings instituted, by the Lender pursuant to this paragraph.

            This security interest is granted in conjunction with the security interests granted to the Lender pursuant to the Credit Agreement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Collateral made and granted hereby are subject to, and more fully set forth in, the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            This Copyright Security Agreement is made for collateral purposes only. At such time as all of the Loans under the Credit Agreement shall have been repaid in full, the Commitments (including any commitment to issue any Letter of Credit) shall have terminated and all Letters of Credit shall have expired or been terminated or cancelled, the Lender shall execute and deliver to such Grantors, at the Borrower's or the applicable Grantor's expense, without representation, warranty or recourse, all releases and reassignments, termination statements and other instruments as may be necessary or proper to terminate the security interest of the Lender in the Collateral, subject to any disposition thereof which may have been made by the Lender pursuant to the terms hereof or of the Credit Agreement.

            The Lender agrees that there will be no assignment of the Collateral, other than the security interest described herein, unless and until there shall occur an Event of Default under


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the Credit Agreement and the Lender gives written notice to the applicable
Grantor of its intention to enforce its rights against any of the Collateral.

            So long as no Event of Default under the Credit Agreement shall have occurred and be continuing, and subject to the various provisions of the Credit Agreement and the other Fundamental Documents to which it is a party, each Grantor may use, license and exploit the Collateral in any lawful manner.

            THIS COPYRIGHT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

            Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.


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            IN WITNESS WHEREOF, the Grantors have caused this Copyright Security
Agreement to be duly executed by its officer thereunto duly authorized as of November 4, 1997.


                                       DOVE ENTERTAINMENT, INC.


                                       By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                           Name:
                                           Title:


                                       DOVE INTERNATIONAL, INC.


                                       By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                           Name:
                                           Title:


                                       DOVE FOUR POINT, INC.


                                       By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                           Name:
                                           Title:


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Accepted:

THE CHASE MANHATTAN BANK


By: /s/ MITCHELL J. GERVIS
    -----------------------------------
    Name: Mitchell J. Gervis
    Title: Vice President


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STATE OF CALIFORNIA      )
                         :   ss.:
COUNTY OF LOS ANGELES    )


      On the 4th day of November, in the year 1997, before me personally came Neil Topham, to me known, who, being by me sworn, did say that he is the CFO and Treasurer of Dove Entertainment, Inc. which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.



                              /s/     VICTORIA KAYE                     SEAL
                              -----------------------------
                                      Notary Public


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STATE OF CALIFORNIA     )
                        :   ss.:
COUNTY OF LOS ANGELES   )


      On the 4th day of November, in the year 1997, before me personally came Neil Topham, to me known, who, being by me sworn, did say that he is the CFO and Treasurer of Dove International, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.



                              /s/     VICTORIA KAYE                     SEAL
                              -----------------------------
                                      Notary Public


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STATE OF CALIFORNIA     )
                        :   ss.:
COUNTY OF LOS ANGELES   )


      On the 4th day of November, in the year 1997, before me personally came Neil Topham, to me known, who, being by me sworn, did say that he is the CFO and Treasurer of Dove Four Point, Inc., which corporation is described in, and which corporation executed the above instrument, and that s/he signed his/her name by order of the Board of Directors of said corporation.



                              /s/     VICTORIA KAYE                     SEAL
                              -----------------------------
                                      Notary Public


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                                                                      SCHEDULE 1
                                                 to Copyright Security Agreement


Title                 Registration No.               Date of Registration
-----                 ----------------               --------------------